STOCK PURCHASE AGREEMENT

         Stock Purchase Agreement, dated as of the 20th day of May 1999 (this "Agreement"), by and between The Harmat Organization, Inc., a Delaware corporation, having an address at P.O. Box 549, Speonk, New York 11972 (hereinafter referred to as the "Purchaser") and the shareholders of BarPoint.com, Inc., a Florida corporation whose names and addresses appear on Exhibit A hereto (hereinafter referred to, collectively, as the "Sellers").

                                                    WITNESSETH

         Whereas, the Sellers are the owners, in the aggregate, of 100 shares of the common stock, $1.00 par value per share constituting all of the issued and outstanding common stock (the "Common Stock"), of BarPoint.com, Inc., a Florida corporation ("BarPoint"), having its principal place of business at 12864 Biscayne Boulevard, #262, North Miami, Florida 33181.

         The Purchaser desires to acquire from the Sellers, and the Sellers desire to sell and transfer to the Purchaser, the Common Stock, upon the terms and conditions hereinafter set forth.

         To accomplish such purposes and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                                     ARTICLE I

                                                 PURCHASE AND SALE

1.1. Sale and Transfer of Stock. Upon the terms and subject to the conditions of this Agreement, the Sellers hereby agree to sell, assign, convey, transfer and deliver on the Closing Date (as hereinafter defined) to the Purchaser 100 shares of the Common Stock, representing 100% of BarPoint's issued and outstanding common stock in consideration of the payment by the Purchaser of the Purchase Price (as hereinafter defined) for the Common Stock. On the Closing Date, the Sellers shall convey to the Purchaser the Common Stock free and clear of all liens, claims, encumbrances, charges, restrictions or rights of others.

1.2. Purchase Price. The full and complete purchase price (the "Purchase Price") shall consist of 6,634,040 shares of Purchaser's common stock (the "Purchaser's Stock). For each share of Common Stock owned by each of the Sellers, Purchaser shall issue to Sellers, 66,340.40 shares of Purchaser's Stock as set forth in Exhibit A. No fractional shares shall be issued, with fractions rounded up. Such Purchase Price shall be based on the value attributed to Purchaser of $5,000,000 at the closing of the transaction contemplated hereby, consisting of investment securities of Financialweb.com, Inc. ("Financialweb") and Socket Communications, Inc. ("Socket") (collectively, the "Investment Securities") having a value of no less than $3,500,000, land having an appraised value of no less than $200,000, a note in the amount of $150,000 due from



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Financialweb to Purchaser  payable on or before December 31, 1999, a note in the amount of $60,000 from the sale of property located in East Quogue, New York, and cash of no less than $650,000, which includes $60,000 in the form of a passbook pledge to the town of Southampton, N.Y. to insure certain performance, which pledge will be released within 90 days from the date hereof. The release of the passbook pledge is guaranteed by Matthew Schilowitz. For purposes of this agreement, the Investment Securities consist of the preferred stock and warrants of Socket and the stock and promissory note of Financialweb. The Purchase Price is subject to adjustment as set forth in Section 1.2.1 (the "Purchase Price Adjustment").

         1.2.1 A "Purchase Price Adjustment" shall occur:

                           (a) In the event the value of the Investment Securities at the time of closing is valued between $3,500,000 and $4,000,000, then the shareholders of Purchaser (other than the Sellers) shall be entitled to receive additional shares for any amount in excess of $3,500,000 of Purchaser's Stock at the rate of $1.90 per share by way of stock dividend or other equitable adjustment.

                           (b) In the event the value of the Investment Securities at the time of closing, or the highest one day price for 45 days thereafter, exceeds $4,000,000, then the shareholders of Purchaser (other than the Sellers) shall receive additional shares for any amount in excess of $4,000,000 of Purchaser's Stock at the rate of $1.90 per share for the first $500,000 as set forth in section 1.2.1 above and at a rate of $3.80 per share for the remaining amount by way of a stock dividend or other equitable adjustment.

                           (c) In the event the value of the Investment Securities at the time of Closing shall be less than $3,500,000 or the cash is less than $616,251.50. Purchaser shall have 45 days from Closing to establish the value of the Investment Securities based upon the highest 1 day value during such 45 day period for such Investment Securities. In the event the values of the securities are not brought to the aforesaid amount than Sellers shall be entitled to additional shares of Purchaser's Stock at the rate of $1.90 per share for each dollar of reduced value. In the event Purchaser's note receivable in the amount of $60,000 is collected in full the Purchaser shall grant to Mr. Schilowitz the option to purchase 31,588 shares of Purchaser's common stock exercisable at a price of $1.90 per share.

         1.2.2 Purchaser shall use its best efforts to cause Financialweb and Socket to cause the Investment Securities to be registered for sale with the Securities and Exchange Commission.

1.3. Expenses. Whether or not the transactions contemplated by this Agreement shall be consummated, each party hereto shall pay its or his own expenses (including, without limitation, attorneys' and accountants' fees and disbursements) incident to this Agreement and the transactions contemplated hereby.



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1.4.  Brokerage,  Finder's Fees. With the exception of section 1.4.1 below,  the
Sellers jointly and severally, on one hand, and the Purchaser, on the other hand, represent and warrant to each other that no broker, finder, agent or intermediary of any kind brought about the transactions contemplated by this Agreement. However, if any broker fees are incurred each party shall pay its own obligations thereunder.

         1.4.1 Schilowitz Investment. In the event Matthew Schilowitz arranges, prior to Closing, any financing for BarPoint, Mr Schilowitz shall be entitled to a finder's fee of 5% of the funds raised ,payable in cash or stock at the option of Mr. Schilowitz. The stock to be valued at the value of the financing transaction. In addition, for services rendered Mr. Schilowitz shall receive 159,027 shares of the Purchaser's Stock at the closing of this transaction.

                                                    ARTICLE II

                                                      CLOSING

2.1. Closing Date. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on or before June 15,1999 (the "Closing Date") or at such other time on such other date as the Sellers and the Purchaser may mutually agree upon in writing.

2.2. Place of Closing. The Closing shall take place at the offices of McLaughlin & Stern LLP., 260 Madison Avenue, 18th Floor. New York, New York 10016, or at such other place as the Sellers and the Purchaser may mutually agree upon in writing.

2.3. Certain Transactions to be Effected At, Prior to, or After Closing. Subject in each case to the terms and conditions contained in this Agreement, the following steps shall be taken at, prior to, or after the Closing, except as otherwise expressly stated:

         2.3.1.  Symbol  Technologies,   Inc.  ("Symbol")  shall  have  made  an
         investment having an agreed upon value of $2,000,000 consisting of $1,000,000 cash, $500,000 advertising allowance and $500,000 other consideration for which it will receive 1,044,932 shares of Purchaser's Stock. In the event Symbol is not ready to invest at the time of Closing, then the parties agree to hold the shares allocated to Symbol.

                  2.3.1.(i). In the event Symbol does not invest, then the shares allocated for Symbol shall be held for another investor on the same terms and conditions as the Symbol investment. In the event no investor is obtained within six (6) months from the Closing of the transaction, then the shares allocated to Symbol shall be distributed to the shareholders of Purchaser (including Sellers) on a pari pasu basis.

         2.3.2. Simultaneously with the execution of this Agreement, Purchaser shall loan to BarPoint $250,000 against a two year promissory note, attached hereto as Exhibit B, bearing interest at two points above the prime rate of interest as designated by Chase Manhattan Bank,



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NA. Upon the execution of this promissory note,  Purchaser shall receive 250,000 warrants underlying 250,000 shares of BarPoint Common Stock at a rate of $1.90 per share. Such warrants shall be exercisable for a period of three years and shall terminate in the event of the earlier to occur of (i) the cancellation of the promissory note, or (ii) the expiration of the three year term of the warrants.

         2.3.3 The Purchaser shall deliver, or cause to be delivered, to the Sellers the following:

                  2.3.3.(i). Stock Certificates representing the Purchase Price set forth in Exhibit A.

                  2.3.3.(ii). Corporate resolutions duly adopted by the Board of Directors of the Purchaser, authorizing the execution, delivery and performance of this Agreement, and all related certificates executed and delivered in connection with the transactions contemplated by this Agreement, duly certified by the Secretary or an Assistant Secretary of the Purchaser, and an incumbency certificate, certifying the names and true signatures of the officers of the Purchaser authorized to execute and deliver this Agreement.

                  2.3.3.(iii). Such other documents as shall reasonably be requested by the Sellers in order to carry out the transactions contemplated by this Agreement, duly executed by the Purchaser where appropriate.

         2.3.4 The Sellers shall deliver, or cause to be delivered, to the Purchaser the following:

                  2.3.4.(i). Stock Certificates representing the Common Stock set forth in Exhibit A.

                  2.3.4.(ii). Such other documents as shall reasonably be requested by the Purchasers in order to carry out the transactions contemplated by this Agreement, duly executed by BarPoint or Sellers where appropriate.

         2.3.5 Preferred Stock. At Closing Purchaser shall issue and sell to Leigh Rothschild, or his designee, two shares of Purchaser's Class A Preferred Stock, for a Purchase Price of $10 per share (the "Preferred Stock"). The
Preferred Stock shall vote on a pari-pasu basis with Purchaser's Stock. Purchaser has outstanding 1,000,000 Class A Warrants and 1,000,000 Class B Warrants (collectively, the "Warrants"). The Preferred Stock shall be entitled to one vote for each share of common stock issued upon exercise of the Warrants. So long as the Warrants are outstanding and are not exercised, then the Preferred Stock shall have no vote. In the event the Warrants are not exercised and expire by their terms, then the Preferred Stock shall be canceled.

         2.3.6 Additional Investment. In the event that an additional investment of up to $5,000,000 is made to Purchaser no later than two (2) months after Closing, then the parties hereto shall take whatever steps are deemed necessary and appropriate to accommodate such investment on identical terms with respect to the valuation of Purchaser at a rate of $1.90 per share, or at such other price per share as determined at Closing.




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         2.3.7  Determination  of  Purchaser's  Creation of a SBIC. In the event
Purchaser's newly elected Board of Directors (as determined  pursuant to section
7.7 herein), determines that it is in the best interest of Purchaser to create a Small Business Investment Company ("SBIC") and to raise no less than the minimum required by the SBIC regulations for such purpose, then the parties hereto agree that the Investment Securities then held by Purchaser shall be placed into a newly formed wholly owned subsidiary, the stock of which subsidiary shall be distributed to the shareholders of Purchaser, including the Sellers. The parties hereto agree to use their best efforts to effectuate the creation of such SBIC.

                                                    ARTICLE III

                                     REPRESENTATIONS AND WARRANTIES OF SELLERS

         As an inducement to the Purchaser to enter into this Agreement, the Sellers jointly and severally represent and warrant to the Purchaser and acknowledge and confirm that the Purchaser is relying upon such representations and warranties in connection with the execution and delivery of this Agreement, notwithstanding any investigation made by it or otherwise on its behalf. The representations and warranties shall be true, complete, and correct in all material respects as if made on the Closing Date, that:

3.1. Corporate Organization and Good Standing. BarPoint is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida with full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

3.2. Capitalization. The entire authorized capital stock of BarPoint consists of 100 shares of common stock, $1.00 par value per share, of which 100 shares are issued and outstanding. The Common Stock has been duly authorized and is validly issued, fully paid and non-assessable, with no liability attaching to the ownership thereof. Except as described in Exhibit C, there are no authorized, outstanding or existing (i) voting trusts or other agreements or understandings with respect to the voting of Common Stock or securities convertible into or exchangeable for the Common Stock; (ii) options, warrants or other rights (including, without limitation, preemptive rights) to purchase or subscribe for any of the Common Stock, any authorized but unissued shares of the Common Stock or any securities convertible into or exchangeable for the Common Stock; (iii) agreements of any kind relating to the issuance of any of the Common Stock, any such convertible or exchangeable securities or any such options, warrants or rights; or (iv) agreements of any kind which may obligate BarPoint to issue or purchase any of its securities. None of the Common Stock has been issued in violation of any preemptive or other rights of stockholders.

3.3. Corporate Documentation. The Sellers will make available to the Purchaser for review within ten (10) days of the execution of this Agreement, copies of the Certificate of Incorporation and By-laws of BarPoint, including all amendments thereto, all of which will be true, complete and correct as of the date of delivery. The Sellers will cause BarPoint to make available for



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inspection  by the  Purchaser  or its  counsel,  within  ten  (10)  days  of the execution of this Agreement, the corporate minute and stock books of BarPoint.

3.4. Title to BarPoint Common Stock, Consents and Binding Effect. The Sellers are now, and will at the Closing be, the sole record and beneficial owners of the Common Stock, free and clear of any and all liens, mortgages, pledges, conditional sale agreements, security interests, restrictions, claims, options, encumbrances or rights of third parties of every kind and nature (individually, a "Lien" and, collectively, "Liens"), and not subject to any options, proxies, contracts, calls or other commitment. The Sellers now have the right to enter into this Agreement, and will at the Closing have the full right, power and authority to sell, transfer, assign and deliver to the Purchaser the Common Stock, and the sale, transfer, assignment and delivery of the Common Stock under this Agreement, will transfer to the Purchaser full and legal title to the Common Stock free and clear of all Liens. This Agreement is a legal, valid and binding agreement of the Sellers, enforceable against the Sellers in accordance with its terms. Neither the execution and delivery of this Agreement, nor the sale, transfer, assignment and delivery of the Common Stock under this Agreement nor the performance of any other obligation of the Sellers under this Agreement, will conflict with, result in the breach of, constitute a default under or result in the creation of any Lien upon the Common Stock or upon BarPoint or any of its assets under the terms of the Certificate of Incorporation or By-laws of BarPoint, any Material Contract (as hereinafter defined), any restriction or other instrument or agreement to which the Sellers or BarPoint is a party or by which the Sellers or BarPoint or any of its assets may be bound or affected, or any statute, ordinance, judgment, order, decree, regulation or rule of any court or governmental body affecting or relating to the Sellers, BarPoint or any of its assets or its business. No consent of, waiver from or notice to any other party is required in order to maintain in full force and effect for the benefit of the Purchaser all Material Contracts and the approvals, authorizations, consents, licenses, orders, permits, intellectual property rights and other rights of BarPoint existing and in effect immediately prior to the Closing.

3.5. Subsidiaries. BarPoint has no subsidiaries and does not directly or indirectly own, of record or beneficially, any direct or indirect equity or other interest or any right (contingent or otherwise) in any corporation, partnership, joint venture or other business association or entity.

3.6. Minute Books and Stock Transfer Books. The minute books of BarPoint are true, correct, complete and current in all respects and contain records of all actions taken by its stockholders, Board of Directors and all committees of the Board of Directors, and all signatures contained therein are the true signatures of the persons whose signatures they purport to be. The stock transfer books of BarPoint are true, correct, complete and current in all respects.

3.7 No Conflicts. The execution, delivery and performance of this Agreement by Sellers and the consummation by Sellers of the transactions contemplated hereby will not conflict with or result in the violation of the provisions of the Articles of Incorporation or Bylaws of BarPoint.

3.8      Trademarks, Patents, Etc.



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         (a) Exhibit D contains a true and complete list of all software patent, patent applications, trade names, trademarks, service marks, trademark and service mark registrations and applications, copyrights, copyright registrations and applications, grants of a license or right to BarPoint with respect to the foregoing, both domestic and foreign, claimed by either BarPoint or used or proposed to be used by BarPoint in the conduct of its business, whether registered or not, (collectively herein, "Registered Rights")

         (b) Except as described in Exhibit D, BarPoint owns and has the unrestricted right to use the Registered Rights and every trade secret, know-how, process, discovery, development, design, technique, customer and supplier list, promotional idea, marketing and purchasing strategy, invention, process, confidential data and or other information (collectively herein, "Proprietary Information") required for or incident to the design, development, manufacture, operation, sale and use of all software products and services sold or rendered or proposed. to be sold or rendered by BarPoint, free and clear of any right, equity or claim of others. BarPoint has taken reasonable security measures to protect the secrecy, confidentiality and value of all Proprietary Information.

         (c) There is no claim or demand of any person pertaining to, or any Action that is pending or, to the Seller's knowledge, threatened, which challenges the rights of BarPoint in respect of any Registered Right or any Proprietary Information.

3.9 Indebtedness. At Closing, BarPoint shall have no liability, except for liabilities in the ordinary course of business, or obligation for Indebtedness (as hereinafter defined). No event has occurred and no condition has become known to any of the Sellers (including the transactions contemplated hereby) that constitutes or, with notice or passage of time, or both, would constitute a default or a basis of force majeure or other claim of accelerated or increased rights, termination, excusable delay or nonperformance by BarPoint or any other person under any instrument or document relating to or evidencing Indebtedness that would entitle any person to require BarPoint to pay any portion of the principal amount of such Indebtedness prior to the scheduled maturity thereof. No instrument or document evidencing, creating, securing or otherwise relating to Indebtedness will require the consent of any person to or as a result of the consummation of the transactions contemplated by this Agreement.

 3.10 No Undisclosed Liabilities. Except as described in Exhibit E, BarPoint has no liabilities, except for liabilities in the ordinary course of business, whether accrued, absolute, contingent or otherwise, whether due or to become due and whether the amounts thereof are readily ascertainable or not, or any unrealized or anticipated losses from any commitments of a contractual nature, with respect to or based upon the transactions or events occurring at or prior to the Closing.

3.11 Compliance with Law. Through and including the date hereof, BarPoint (i) has not violated or conducted its business or operations in violation of, and has not used or occupied its properties or assets in violation of, any legal requirement, (ii) to the Sellers knowledge, has not been alleged



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to be in  violation  of any legal  requirement,  and (iii) has not  received any notice of any alleged violation of, or any citation for noncompliance with, any legal requirement.

3.12 Disclosure. No representation or warranty of Sellers in this Agreement and no information contained in any exhibit or other writing delivered pursuant to this Agreement or at the Closing contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to make the statements herein or therein not misleading. There is no fact that the any of the Sellers have not disclosed to Purchaser in writing that has had or, insofar as any Seller can now foresee, may have a Material Adverse Effect on the ability of any of the Sellers to perform fully this Agreement.

3.13 Investment Intent. Sellers are acquiring Purchaser's Stock for investment purposes only, for their own account and not as a nominee or agent for any other person, and not with a view to or for resale in connection with any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Except as contemplated by this Agreement, the Sellers agree that (a) they will not offer, sell, pledge, hypothecate, or otherwise dispose of the Purchaser's Stock unless such offer, sale, pledge, hypothecation or other disposition is (i) registered under the Securities Act, or (ii) such offer, sale, pledge, hypothecation or other disposition thereof does not violate the Securities Act, and (b) the certificate(s) representing the Purchaser's Stock shall bear a legend stating in substance:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT OR SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE THE PROVISIONS THEREOF OR UNLESS SOLD PURSUANT TO RULE 144 PROMULGATED UNDER SAID ACT.

3.14 Material Contracts. Seller will not do any act, or omit to do any act, which will cause a breach of any of its material commitments or obligations. Sellers will comply with all laws, rules and regulations applicable to it and to the conduct of its business and will fully perform all of its obligations under all Material Contracts.




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                                                    ARTICLE IV

                                    REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to, and covenants and agrees with, each of the Shareholders that:

4.1 Organization and Good Standing. Purchaser has been duly organized and is existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Purchaser is duly qualified to do business as a foreign corporation in each state where the character of its properties or nature of its activities makes such qualification necessary, other than those jurisdictions where the failure to so qualify would not have a materially adverse impact on Purchaser

4.2. Capitalization. The entire authorized capital stock of Purchaser consists of 25,000,000 shares of common stock and 5,000,000 shares of Preferred Stock, each having a par value of $.001 per share, of which 2,612,500 shares of common stock are issued and outstanding and no shares of Preferred Stock are issued and outstanding. Purchaser's Stock has been duly authorized and is validly issued, fully paid and non-assessable, with no liability attaching to the ownership thereof. With the exception of (i) 400,000 shares of common stock underlying a qualified option plan, of which 360,000 shares are subject to options, (ii) 1,000,000 shares of Class A and 1,000,000 shares of Class B Warrants, (iii) 75,000 Underwriter's Warrants, (iv) 500,000 options under an employment agreement, and (v) 200,000 warrants held by Purchaser's Investment Banker. There are no authorized, outstanding or existing: (i) voting trusts or other agreements or understandings with respect to the voting of Purchaser's Stock or securities convertible into or exchangeable for Purchaser's Stock; (ii) options, warrants or other rights (including, without limitation, preemptive rights) to purchase or subscribe for any of Purchaser's Stock, any authorized but unissued shares of Purchaser's Stock or any securities convertible into or exchangeable for Purchaser's Stock; (iii) agreements of any kind relating to the issuance of any of Purchaser's Stock, any such convertible or exchangeable securities or any such options, warrants or rights; or (iv) agreements of any kind which may obligate Purchaser to issue or purchase any of its securities. None of Purchaser's Stock has been issued in violation of any preemptive or other rights of stockholders.

4.3 Purchaser's Stock, Consents and Binding Effect. The Purchaser's Stock to be issued is free and clear of any and all liens, mortgages, pledges, conditional sale agreements, security interests, restrictions, claims, options, encumbrances or rights of third parties of every kind and nature (individually, a "Lien" and, collectively, "Liens"), and not subject to any options, proxies, contracts, calls or other commitment. The Purchaser now has the right to enter into this Agreement, and will at the Closing have the full right, power and authority to convey, transfer, assign and deliver to the Sellers shares of its common stock, and the conveyance, transfer, assignment and delivery of the common stock under this Agreement, will transfer to the Sellers full and legal title to Purchaser's Stock free and clear of all Liens. This Agreement is a legal, valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms. Neither the execution and delivery of this Agreement, nor the sale, transfer, assignment and delivery of the Common Stock under this Agreement nor the performance of any other obligation of the Purchaser under this Agreement, will conflict with, result in the breach of, constitute a default under or result in the creation of any Lien upon the Purchaser's Stock or Purchaser or any of its assets under the terms of the Certificate of Incorporation or By-laws of Purchaser, any Material Contract (as hereinafter defined), any restriction or other instrument or agreement to which the Purchaser is a party or by which the Purchaser or any of its assets may be bound or affected, or any statute, ordinance, judgment, order, decree, regulation or rule of any court or governmental body affecting or relating to the Purchaser or any of its assets or its business. No consent of, waiver from or notice to any other party is required in order to maintain in full force and effect for the benefit of the Sellers all Material Contracts and the approvals, authorizations, consents, licenses, orders, permits, Intangible Rights (as hereinafter defined) and other rights of Purchaser existing and in effect immediately prior to the Closing.

4.4 No Conflicts. The execution, delivery and performance of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby will not conflict with or result in the violation of the provisions of the Articles of Incorporation or Bylaws of Purchaser.

4.5 Investment Intent. Purchaser is acquiring the Common Stock for investment purposes only, for its own account and not as a nominee or agent for any other person, and not with a view to or for resale in connection with any distribution thereof within the meaning of the Securities Act.

4.6 Indebtedness. Except for liabilities in the ordinary course of business, at Closing, Purchaser shall have no liabilities (excluding sums owed to Purchaser's Investment Banker), or obligation for Indebtedness (as hereinafter defined), in an aggregate dollar value in excess of $10,000. No event has occurred and no condition has become known to Purchaser (including the transactions contemplated hereby) that constitutes or, with notice or passage of time, or both, would constitute a default or a basis of force majeure or other claim of accelerated or increased rights, termination, excusable delay or nonperformance by Purchaser or any other person under any instrument or document relating to or evidencing Indebtedness that would entitle any person to require Purchaser to pay any portion of the principal amount of such Indebtedness prior to the scheduled maturity thereof. No instrument or document evidencing, creating, securing or otherwise relating to Indebtedness will require the consent of any person to or as a result of the consummation of the transactions contemplated by this Agreement.

 4.7 Financial Information. Simultaneously herewith, the Purchaser will deliver to the Sellers the audited financial statements for the year ended September 30, 1998 of Purchaser (the "Financial Statements") and will deliver the unaudited financial statements for the period ended March 31, 1998 of Purchaser ("the Interim Financial Statements"). The Financial Statements have been prepared and the Interim Financial Statements are to be furnished by Purchaser pursuant to and in accordance with GAAP applied on a consistent basis, are or will be correct and complete in all material respects and present or will present fairly the financial position of Purchaser as of the dates of such statements and the results of operations and changes in financial position for the periods covered by such statements. Such financial statements do not and will not reflect any unusual, nonrecurring or special items, except to the extent specifically identified as such in the

Financial Statements and reflect fairly all of the obligations of the Purchaser. The Purchaser has no liabilities, direct or indirect, accrued, absolute, contingent or otherwise, other than those set forth or reserved against in the Financial Statements, or incurred since the date of the Financial Statements in the ordinary course of business. In addition, Purchaser represents and warrants that it has completed its Annual Report on Form 10-K for the year ended September 30, 1998 pursuant to and in accordance with the Securities and Exchange Act of 1934, and has relied on the audited financial statements for the year ended September 30, 1998 which have been prepared pursuant to and in accordance with GAAP applied on a consistent basis, and such annual report on Form 10-K is correct and complete in all material respects and presents fairly, the Purchaser's business and the financial position of Purchaser as of the dates of such statements and the results of operations and changes in financial position for the periods covered by such statements.

 4.8     Income and Other Taxes.

         (a) All Tax Returns required to be filed through and including the date hereof in connection with the operations of the Purchaser are true, complete and correct in all respects and have been properly and timely filed. Purchaser has not requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed. Sellers have heretofore been furnished by Purchaser with true, correct and complete copies of each Tax Return of the Purchaser with respect to the past three taxable years, and of all reports of, and communications from, any Governmental Entities relating to such period. Purchaser has disclosed on its Federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of income Taxes for federal income tax purposes within the meaning of Code Section 6662.

         (b) All Taxes required to be paid or withheld and deposited through and including the date hereof in connection with the operations of Purchaser have been duly and timely paid or deposited by Purchaser. Purchaser has properly withheld or collected all amounts required by law for income Taxes and employment Taxes relating to its employees, creditors, independent contractors and other third parties, and for sales Taxes on sales, and has properly and timely remitted such withheld or collected amounts to the appropriate Governmental Entity. Purchaser has no liabilities for any Taxes for any taxable period ending prior to or coincident with the Closing Date.

         (c) Purchaser has made adequate provision on its book of account for all Taxes with respect to its business, properties and operations through the date of its Financial Statements, and the accruals for Taxes in the Financial Statements are adequate to cover all liabilities for Taxes of Purchaser for all periods ending on or before the Closing Date. The Purchaser is currently contesting certain real estate taxes.

         (d) Purchaser has never (i) had a tax deficiency proposed, asserted or assessed against it (ii) executed any waiver of any statute of limitations on the assessment or collection of any Taxes, or (iii) been delinquent in the payment of any Taxes.

         (e) No Tax Return of Purchaser has been audited or the subject of other Action by any Governmental Entity. Purchaser has not received any notice from any Governmental Entity of any pending examination or any proposed deficiency, addition, assessment, demand for payment or adjustment relating to or affecting Purchaser or its assets or properties and no shareholder of Purchaser has reason to believe that any Governmental Entity may assess (or threaten to assess) any Taxes for any periods ending on or prior to the Closing Date.

 4.9 Material Contracts. Purchaser will not do any act, or omit to do any act, which will cause a breach of any of its material commitments or obligations. Purchaser will comply with all laws, rules and regulations applicable to it and to the conduct of its business and will fully perform all of its obligations under all Material Contracts.

4.10 No Conflicts. The exeution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any term or provision , or (with or without notice or passage of time, or both) constitute a default under, any indenture, mortgage, deed of trust, trust (constructive and other), loan agreement or other agreement or instrument to which Purchaser is a party or by which Purchaser is bound, or violate any legal requirement applicable to or binding upon the Purchaser. The Purchaser is in full compliance with respect to all rules, laws and regulations to which it is subject.


                                                     ARTICLE V

                                               PRE-CLOSING COVENANTS

         The parties hereby covenant and agree that from and after the signing of this Agreement to and including the Closing Date the parties have done or have refrained from doing, and shall, or shall cause the parties to, do or refrain from doing, the following actions (none of which shall be taken without the prior approval of each party, which approval will not be unreasonably withheld):

5.1. Full Access. The parties and their authorized representatives shall have full access during normal business hours to all properties, assets, books, records, contracts and documents of the other party and shall furnish or cause to be furnished to each other party and its authorized representatives all information with respect to the assets, liabilities, business, customers, suppliers and creditors of each party as they may reasonably request. The parties and their authorized representatives shall also be entitled from time to time to consult and communicate with the independent accountants of each party as well as with lenders and lessors to, and suppliers and customers of, each party.

5.2. The parties will maintain its books, accounts and records in the usual, regular and ordinary manner, on a basis consistent with prior practices.

                                                    ARTICLE VI

                        CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS

         All obligations of the Purchaser under this Agreement are subject to the fulfillment of each of the following conditions, unless otherwise waived, prior to or at the Closing:

6.1. Representations and Warranties. All of the representations, warranties and certifications of the Sellers contained in this Agreement or in any document, exhibit, schedule or certificate furnished pursuant hereto or in connection herewith shall be true, correct and complete in all material respects on the Closing Date as though all such representations, warranties and certifications were made and given on and as of the Closing Date.

6.2. Performance by the Sellers. The Sellers shall have performed and complied with all covenants, agreements and conditions required to be performed or complied with by them pursuant to this Agreement prior to or at the Closing.

6.3. No Restraint on Transactions. There shall be no effective injunction, judgment, decree, restraining order or order of any nature issued against the Sellers by a court or government agency of competent jurisdiction which shall direct that this Agreement or any of the transactions contemplated by this Agreement not be consummated as herein provided.

6.4. Due Diligence Examination. The Purchaser and its representatives shall have completed and shall be reasonably satisfied with the results of a due diligence examination of BarPoint, including, without limitation, an examination of all documents required to be furnished by or on behalf of the Sellers on or after the date hereof and an examination of the contents of all exhibits hereto.

6.5. No Material Adverse Change. Since the date of the Financial Statements, there shall not have been any material adverse change in the financial condition, results of operations, business, prospects, assets or liabilities of BarPoint from that reflected in the Financial Statements.

6.6. Third Party Consents. The Purchaser shall have received consents, estoppels and authorizations, in form and substance reasonably satisfactory to the Purchaser, from all parties, including, without limitation, any existing lenders and lessors to and other creditors of BarPoint and its Affiliates, whose consent or authorization is required in order for the transactions contemplated by this Agreement to be consummated.

6.7. Compensation Arrangements. The Purchaser shall enter into acceptable compensation arrangements with Leigh Rothschild, Matthew Schilowitz and Jeffrey
W. Sass, respectively, as Chairman of the Board, President and Executive Vice President (collectively referred to as the "Compensation Arrangement"). The Compensation Arrangement shall provide for annual compensation of no less than $200,000, $150,000 and $150,000, respectively.

                                                    ARTICLE VII

                                   CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS

         All obligations of the Sellers under this Agreement are subject to the fulfillment of each of the following conditions, unless otherwise waived prior to or at the Closing:

7.1. Representations and Warranties. All of the representations and warranties of the Purchaser contained in this Agreement or in any document, exhibit, schedule or certificate furnished pursuant hereto or in connection herewith shall be true, correct and complete in all respects on the Closing Date, as though all such representations and warranties were made and given on and as of the Closing Date.

7.2. Performance by the Purchaser. The Purchaser shall have performed and complied with all covenants, agreements and conditions required to be performed or complied with by the Purchaser pursuant to this Agreement prior to or at the Closing.

7.3. No Restraint on Transactions. There shall be no effective injunction, judgment, decree, restraining order or order of any nature issued against the Purchaser by a court or government agency of competent jurisdiction which shall direct that this Agreement or any of the transactions contemplated by this Agreement not be consummated as herein provided.

7.4. Due Diligence Examination. The Sellers and its representatives shall have completed and shall be reasonably satisfied with the results of a due diligence examination of Purchaser, including, without limitation, an examination of all documents required to be furnished by or on behalf of the Purchaser on or after the date hereof and an examination of the contents of all exhibits hereto.

 7.5. Third Party Consents. The Sellers shall have received consents, estoppels and authorizations, in form and substance reasonably satisfactory to the Sellers, from all parties, including, without limitation, any existing lenders and lessors to and other creditors of the Purchaser and its Affiliates whose consent, estoppel or authorization is required in order for the transactions contemplated by this Agreement to be consummated or whose consent, estoppel or authorization is deemed appropriate by the Sellers.

 7.6. Compensation Arrangements. The Purchaser shall enter into acceptable compensation arrangements with Leigh Rothschild, Matthew Schilowitz and Jeffrey
W. Sass, respectively, as Chairman of the Board, President and Executive Vice President (collectively referred to as the "Compensation Arrangement"). The Compensation Arrangement shall provide for annual compensation of no less than $200,000, $150,000 and $150,000, respectively.

 7.7 Board of Directors. BarPoint representatives will be elected to the Board of Directors of Purchaser and the existing Board of Directors shall resign. For a period of two (2) years from the Closing, the initial Board of Directors shall consist of seven (7) persons, three (3) of whom shall be the designee of BarPoint, two (2) of whom shall be the designee of Purchaser, and (1) of whom shall be the designee of Symbol, and the remaining director to be chosen by the designated directors.

          7.7.1 The Board of Directors of Purchaser shall have granted 5 year options to purchase an aggregate of 800,000 shares at an exercise price of $1.90 per share. BarPoint's management shall determine such distribution of such options. The options shall vest as follows:

          7.7.1(i) One-third (1/3) immediately after one year from the date of Closing, one-third (1/3) after the second year from the date of Closing, in the event BarPoint achieves 50% of its revenue projection of $49,000,000 in such second year, and the balance of one-third (1/3) after the third year from the date of Closing, in the event BarPoint achieves 50% of its revenue projection of $179,000,000 in such third year. Projections referred to herein are the Seller's April 1, 1999 business projections as presented to Purchaser.

                   7.7.1(ii) The options shall be distributed to the management of BarPoint in such manner as the BarPoint directors shall determine.

                                                   ARTICLE VIII

                                              POST-CLOSING COVENANTS

8.1. Non-Disclosure. From and after the Closing, the Sellers shall not disclose or furnish to any other person, firm or corporation, except to the extent required by law or by order of any court or governmental agency or to the extent such disclosure is reasonably necessary to conduct the business of BarPoint, (a) any information relating to any process, technique or procedure used by BarPoint; or (b) any information relating to the operations or financial status of BarPoint, including, without limitation, all financial data and sources of financing, which is not specifically a matter of public record; or (c) any information of a confidential nature obtained as a result of any prior, present or future relationship with BarPoint, which is not specifically a matter of public record; or (d) any trade secrets of BarPoint; or (e) the name, address or other information relating to any customer or supplier of BarPoint.

8.2. Name Change of Purchaser. Immediately after the Closing, the parties will take all necessary steps to change the name of Purchaser to BarPoint.com, Inc.


                                                    ARTICLE IX

                                          INDEMNIFICATION BY THE SELLERS

9.1. Indemnification. The Sellers jointly and severally agree to indemnify and hold the Purchaser harmless from and against any and all loss, damage, liability, cost and expense (including, without limitation, reasonable attorneys fees and disbursements), directly or indirectly incurred or suffered by, or asserted against, the Purchaser as a result of or arising out of or in connection with any of the events (hereinafter referred to as "Indemnity Events") described in Section 9.2. below; provided, however, that the Purchaser shall be entitled to indemnification hereunder only to the extent the aggregate of all losses, damages, liabilities, costs and expenses, directly or indirectly incurred or suffered by, or asserted against, the Purchaser as a result of or arising out of or in connection with any Indemnity Events exceeds $100,000; except for claims of workers' compensation unless they exceed $250,000 in the aggregate. The total claims shall not exceed the Purchase Price for the Purchased Shares.

9.2. Indemnity Events. For the purposes of this Agreement, the term "Indemnity Event" means any of the following:

         9.2.1. Breach of Representation or Warranty. Any loss, damage, liability, cost, expense or exposure resulting from any misrepresentation, omission, breach of warranty, nonfulfillment, breach or violation of any covenant, condition, obligation or agreement on the part of any of the Sellers under this Agreement, or any certificate to be furnished pursuant hereto or in connection herewith;

9.3. Defense and Settlement of Claims. If any claim, demand, liability, suit, action or proceeding on account of an Indemnity Event shall be asserted or instituted against the Purchaser, the Purchaser shall permit the Sellers to defend the same at the Sellers' expense and to effect settlement or compromise thereof, provided that the Purchaser shall have the right to participate in such defense with counsel of its own choosing at its expense and to approve in advance such settlement or compromise, and provided further that if the Sellers fail to advise the Purchaser as to what action (i.e., negotiate a settlement or defend) the Sellers will take with respect to any such matter at least ten (10) days prior to the date when any such action is required to be taken, then the Purchaser may take whatever action it deems advisable at the expense of the Sellers.


                                                     ARTICLE X

                                           INDEMNIFICATION BY PURCHASER

10.1. Indemnification. The Purchaser agrees to indemnify and hold the Sellers harmless from and against any and all loss, damage, liability, cost and expense (including, without limitation, reasonable attorneys fees and disbursements), directly or indirectly incurred or suffered by, or asserted against, the Sellers as a result of any material misrepresentation, omission, breach of warranty, nonfulfillment, breach or violation of any covenant, condition, obligation or agreement on the part of the Purchaser under this Agreement, or any certificate to be furnished pursuant hereto or in connection herewith; and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses incident to the foregoing.

10.2. Defense and Settlement of Claims. If any claim, demand, liability, suit, action or proceeding on account of any matter giving rise to a claim of indemnity under Section 10.1 shall be asserted or instituted against the Sellers, the Sellers shall permit the Purchaser to defend the same at the Purchaser's expense and to effect settlement or compromise, thereof, provided that prior to assuming any such defense or effecting any such settlement or compromise, the Purchaser shall have provided security satisfactory to the Sellers with respect to such claim, demand, liability, suit, action or proceeding and that the Sellers shall have the right to participate in such defense with counsel of their own choosing at their own expense and to approve in advance such settlement or compromise, and provided further that if the Purchaser fails to advise the Sellers as to what action (i.e., negotiate a settlement or defense) the Purchaser will take with respect to any such matter at least ten (10) days prior to the date when any such action is required to be taken, then the Sellers may take whatever action they deem advisable at the expense of the Purchaser.

                                                    ARTICLE XI

                                              TERMINATION AND WAIVER

11.1.  Termination.  This  Agreement  may be terminated at any time prior to the
Closing:

         11.1.1. by the Purchaser or Seller if, between the date hereof and the time scheduled for the Closing, an event or condition occurs that has resulted in or that may be expected to result in a Material Adverse Effect (as defined herein) or an inability to satisfy any condition to Closing set forth in Articles II, III and V herein; or

         11.1.2. by the Sellers or the Purchaser if the Closing shall not have occurred by June 15, 1999; provided, however, that the right to terminate this Agreement under this Article XI shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date; or

         11.1.3. by either the Purchaser or the Sellers in the event that any Governmental Authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; or

         11.1.4. by the mutual written consent of the parties hereto.

11.2.    Definitions.

         11.2.1. For purposes of this Article XI, a "Material Adverse Effect" shall mean any circumstance, change in, or effect on the business of BarPoint or the Purchaser that, individually or in the aggregate with any other circumstances, changes in, or effects the business of BarPoint or the Purchaser or: (a) is, or could be, materially adverse to the business, operations, assets or Liabilities (as defined below), employee relationships, customer or supplier relationships, prospects, results of operations or the condition (financial or otherwise) of BarPoint or the Purchaser or (b) could adversely affect the ability of Purchaser or BarPoint to operate or conduct their business in the manner in which it is currently operated or conducted.

         11.2.2 "Indebtedness" shall mean, when used with reference to any person, without duplication, (i) any liability of such person created or assumed by such person, or any subsidiary thereof, (a) for borrowed money, (b) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation, deed of trust or mortgage) given in connection with the acquisition of, or exchange for, any property or assets (other than inventory or similar property acquired and consumed in the ordinary course of business), including securities and other Indebtedness, (c) in respect of letters of credit issued for such person's account and "swaps" of interest and currency exchange rates (and other interest and currency exchange rate hedging agreements) to which such person is a party or (d) for the payment of money as lessee under leases that should be, in accordance with generally accepted accounting principles, recorded as capital leases for financial reporting purposes; (ii) any liability of others described in the preceding clause (i) guaranteed as to payment of principal or interest by such person or in effect guaranteed by such person through an agreement, contingent or otherwise, to purchase, repurchase or pay the related Indebtedness or to acquire the security therefor; (iii) all liabilities or obligations secured by a Lien upon property owned by such person and upon which liabilities or obligations such person customarily pays interest or principal, whether or not such person has not assumed or become liable for the payment of such liabilities or obligations; and (iv) any amendment, renewal, extension, revision or refunding of any such liability or obligation; provided, however, that Indebtedness shall not include any liability for compensation of such person's employees or for inventory or similar property acquired and consumed in the ordinary course of business or for services.

         11.2.3 "Liabilities" means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or undeterminable, including without limitation, those arising under any law, action or governmental order and those arising under any contract, agreement, arrangement, commitment or undertaking

         11.2.4 "Material Contract" shall mean any contract, agreement, understanding, arrangement or commitment that (i) involves performance by any party more than 15 days from the date hereof, (ii) involves payments or receipts by the Company in excess of $5,000, (iii) involves capital expenditures in excess of $5,000, or (iv) otherwise materially affects the parties.

11.3. Effect of Termination. In the event of termination of this Agreement as provided in Article XI and I, this Agreement shall forthwith become void and there shall be no liability on the part of either party hereto except (a) as set forth in Article XII and (b) that nothing herein shall relieve either party from liability for any breach of this Agreement.

11.4.    Waivers, Payment of Fees, Legal Counsel.

         11.4.1 The parties hereto have requested the firm of McLaughlin & Stern, LLP to prepare and be responsible for all legal matters in connection with the foregoing transactions. Each party hereto hereby waives the right to have their own counsel represent them in this transaction. The terms of this transaction has been negotiated by the principals of Purchaser and BarPoint and

McLaughlin & Stern, LLP is performing the function of recording the understanding of the parties. The parties further acknowledge that David W. Sass, a member of said firm, is a Director of Purchaser and the holder of certain stock options. The parties further acknowledge that David W. Sass is the father of Jeffrey W. Sass, an officer and shareholder of BarPoint. The parties further confirm that McLaughlin & Stern, LLP has purchased from BarPoint 1.2 shares of common stock at the closing of this transaction for a purchase price of $10.00 per share. Purchaser will be responsible for the payment of all legal fees of McLaughlin & Stern, LLP in this transaction.

         11.4.2 The Purchaser may (a) extend the time for the performance of any of the obligations or other acts of the Sellers hereunder, (b) waive any inaccuracies in the representations and warranties of the Sellers contained herein or in any document delivered by the Sellers pursuant hereto or (c) waive compliance with any of the agreements or conditions of the Sellers contained herein. The Sellers may (a) extend the time for the performance of any of the obligations or other acts of the Purchaser hereunder, waive any inaccuracies in the representations and warranties of the Purchaser contained herein or in any document delivered by the Purchaser pursuant hereto or (c) waive compliance with any of the agreements or conditions of the Purchaser contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition. or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.


                                                    ARTICLE XII

                                                   MISCELLANEOUS

12.1. Survival of Representations and Warranties. All covenants, agreements, statements, certifications, indemnifications, representations and warranties made by the Sellers or the Purchaser in this Agreement or in any document, exhibit, schedule or certificate furnished pursuant hereto or in connection herewith, shall survive the Closing, irrespective of any investigation made by or on behalf of any party, for a period of six (6) months. Any claim made in writing prior to the expiration of the applicable period and the rights of indemnity with respect thereto shall survive such expiration until resolved or judicially determined.

12.2. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been given when received, if delivered in person, or three (3) business days following the mailing thereof, if mailed by certified first class mail, postage prepaid, return receipt requested, as follows:

If to the Sellers, to:

BarPoint.com, Inc.
12864 Biscayne Boulevard #262
North Miami, Florida 33181
with a copy to:

McLaughlin & Stern, LLP.
260 Madison Avenue
New York, New York 10016
Attention:        David W. Sass, Esq.

if to the Purchaser, to:

The Harmat Organization, Inc.
22 Old Country Road
P.O. Box 539
Quogue, New York 11959

or at such other address or addresses as any party may have advised in the manner provided in this Section 12.2.

12.3. Complete Agreement. This Agreement, together with its exhibits and schedules, sets forth the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, contracts, promises, representations, warranties, statements, arrangements and understandings, if any, among the parties hereto or their representatives. No waiver, modification or amendment of any provision, term or condition hereof shall be valid unless in writing and signed by the party to be charged therewith and any such waiver, modification or amendment shall be valid only to the extent therein set forth.

12.4. Further Assurances. Each of the parties hereto shall, from time to time after the Closing, upon the request of the other party hereto and at the expense of such requesting party, duly execute, acknowledge and deliver or cause to be duly executed, acknowledged and delivered, all such further instruments and documents reasonably required to further effectuate the intents and purposes of this Agreement.

12.5. Confidentiality. The parties hereto agree that they will maintain in strict confidence all confidential information disclosed to one another, except that, subsequent to the Closing, the Purchaser shall not be so obligated hereunder with respect to any information with respect to BarPoint. Such confidential information will be disseminated only to those officers, employees and agents of the Purchaser and BarPoint whose duties justify a "need to know" and then only for the purpose of evaluation of the assets, liabilities and business of one another in furtherance of the transactions contemplated in this Agreement. Notwithstanding the foregoing, the Purchaser may disclose any such confidential information to its financial sources, but only on a confidential basis. Any disclosures deemed required shall as a prerequisite require a confidentiality agreement by the person to whom disclosure is intended.

12.6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

12.7. Separability. Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.

12.9. Captions. The captions appearing in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Agreement or any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

The Harmat Organization, Inc.                                  (Sellers)
(Purchaser)
                                               -----------------------------
By:______________________                      LEIGH ROTHSCHILD (9.4485 shares)
Name: Matthew Schiolowitz
          President                            IRREVOCABLE TRUST NO.III

                                               By:___________________________
                                                  JAY HOWARD LINN, Trustee
                                                   (77.4796 shares)

                                                -----------------------------
                                                LORRAINE JAHN (1.8897 shares)

                                               -------------------------------
                                                JAY HOWARD LINN (0.4720 shares)

                                               ------------------------------
                                                KENNETH ROTHSCHILD (2.3626
                                                                       shares)


                                               ROTHSCHILD CHILDREN'S
                                               PRESENT INTEREST TRUST


                                              By:____________________________
                                                     JAY HOWARD LINN (2.3626
                                                                     shares)


                                               ------------------------------
                                                 JEFFREY SASS (3.5 shares)


                                                MCLAUGHLIN & STERN, LLP
                                                By:_____________________________
                                                     DAVID W. SASS (1.2 shares)


                                                 PENN COMPUTER SOLUTIONS

                                                 By:___________________________
                                                  THOMAS TEATES (1.2850 shares)